UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                 )

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Resideo Technologies, Inc.

(Name of Registrant as Specified in its Charter)

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You invested in RESIDEO TECHNOLOGIES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 7, 2023.

Get informed before you vote

View the 2023 Notice and Proxy Statement and the 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Roger Fradin	For

1b.	Jay Geldmacher	For

1c.	Paul Deninger	For

1d.	Cynthia Hostetler	For

1e.	Brian Kushner	For

1f.	Jack Lazar	For

1g.	Nina Richardson	For

1h.	Andrew Teich	For

1i.	Sharon Wienbar	For

1j.	Kareem Yusuf	For

2.	Advisory Vote to Approve Executive Compensation.	For

3.	Ratification of the Appointment of Independent Registered Public Accounting Firm.	For

4.	Approval of the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates.	For

5.	Shareholder Proposal Regarding Shareholder Ratification of Termination Pay.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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